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________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                ______________


      Date of Report (Date of earliest event reported):  October 15, 1999

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)

              DELAWARE                    0-29092           54-1708481
    (State or Other Jurisdiction of    (Commission        (IRS Employer
           Incorporation)              File Number)      Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA      22102
             (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code:  (703) 902-2800

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ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

     Primus Telecommunications Group, Incorporated announced today that it raised $180,000,000 of gross proceeds from its completion of a public offering of 8,000,000 shares of its Common Stock at $22.50 per share. PRIMUS also announced today that it completed an offering of $250,000,000 in aggregate principal amount of 12 3/4% senior notes due October 15, 2009 in a private placement pursuant to Rule 144A under the Securities Act of 1933.

ITEM 6.   NOT APPLICABLE.

ITEM 7.  c) Exhibits

         Exhibit 99.1  Press Release dated October 15, 1999, issued by the
Company.
         Exhibit 99.2  Press Release dated October 15, 1999, issued by the
Company.

ITEM 8.   NOT APPLICABLE.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PRIMUS TELECOMMUNICATIONS
                                           GROUP, INCORPORATED


                                          By:  /s/ Neil L. Hazard
                                               ------------------------
                                               Neil L. Hazard
                                               Executive Vice President
                                               and Chief Financial Officer

Date:  October 15, 1999